                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Robin W. Devereux his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities (until revoked in writing) to sign any and all instruments, certificates and documents required to be executed on behalf of himself or herself individually or on behalf of each of any affiliate of Summit Partners,
L.P. that is not a portfolio company, including without limitation those entities listed on the attached Exhibit A, on matters relating to:

          (a) Sections 13 and 16 of the Securities Exchange Act of 1934, as
              amended (the "Exchange Act"), Rule 144 promulgated under the
              Securities Act of 1933, as amended (the "33 Act") and any and all regulations promulgated thereunder,  including filings with the
              Securities and Exchange Commission pursuant thereto;

          (b) any written ballot or proxy with respect to any investment securities owned beneficially or of record by any such entities;

          (c) such filings required pursuant to the Internal Revenue Code of
              1986, as amended, and any related regulations, pertaining to such entities

          (d) economic exhibits relating to such entities; and

          (e) the PATRIOT Act.

and to file the same, with all exhibits thereto, and any other documents in connection therewith, with, as applicable, (i) the Securities and Exchange
Commission, and with any other entity when and if such is mandated by the
Exchange Act or by the By-laws of the National Association of Securities
Dealers, and/or (ii) the Internal Revenue Service, granting unto said attorney-
in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary fully to all intents and purposes as he or she might or could do in person thereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.  Said attorney-in-fact is entitled to amend Exhibit A from time to time to reflect additional affiliates of Summit Partners, L.P. that are not portfolio companies.

      The undersigned hereby acknowledges that this Power of Attorney supercedes, revokes and terminates any power of attorney executed by the undersigned prior to the date hereof for the purposes listed above.

                     [Exhibit A and Signature Pages Follow]

                                 Power of Attorney

                                      Exhibit A

Summit Ventures, L.P.                   SD III-B TUI Blocker Corp
Summit Ventures II, L.P.                SPPE VII-B TUI Blocker Corp
Summit Ventures III, L.P.               SP VC II-B TMFS Blocker Corp
Summit Ventures IV, L.P.                SP PE VII-B VIP Blocker Corp
Summit Ventures V, L.P.                 SD III-B Heald Holdings Corp
Summit V Companion Fund, L.P.           SP PE VII-B Heald Holdings Corp
Summit V Advisors Fund, L.P.            SD III-B Salient Blocker Corp
Summit V Advisors Fund QP, L.P.         SP PE VII-B Salient Blocker Corp
Summit Subordinated Debt Fund, L.P.     SP SD IV-B Salient Blocker Corp
Summit Subordinated Debt Fund II, L.P.  SPVC II-B Winshuttle Blocker Corp
Summit Subordinated Debt Fund III-A,    SPVC II-B My Dentist Blocker Corp
L.P.
Summit Subordinated Debt Fund III-B,    SV VI-B HCP Blocker Corp
L.P.
Summit Accelerator Fund, L.P.           SPVC II-B Clearwater Analytics Blocker
                                        Corp
SV Eurofund, C.V.                       SPVC II-B Hiperos Blocker Corp
Summit Ventures VI-A, L.P.              SP SD IV-B Announce Blocker Corp
Summit Ventures VI-B, L.P.              SV VI-B CAM Holdings, L.P.
Summit VI Entrepreneurs Fund L.P.       Summit Ventures VI-B HCP, LP
Summit VI Advisors Fund, L.P.           SV VI-B Tivoli Holdings, LP
Summit Founders' Fund, L.P.             SD III-B Tivoli Holdings, LP
Summit Founders' Fund II, L.P.          SD II Eyeglass Holdings LP
Summit Accelerator Founders' Fund, L.P. SV VI-B Eyeglass Holdings LP
Summit Partners Private Equity Fund     SV VI-B Bennington Holdings LP
VII-A, L.P
Summit Partners Private Equity Fund     SV VI-B Commnet Holdings, L.P.
VII-B, L.P
Summit Partners Venture Capital Fund    SV VI-B Tippmann Holdings. L.P.
II-A, L.P.
Summit Partners Venture Capital Fund    SV VI Tippmann Holdings. L.P.
II-B, L.P.
Summit Partners Subordinated Debt Fund  SD III-B Tippmann Holdings, L.P.
IV-A, LP
Summit Partners Subordinated Debt Fund  SV VI-B CD Holdings, L.P.
IV-B, LP
Summit Partners Europe Private Equity   SV VI-B Focus Holdings, L.P
Fund, LP
Summit Partners Growth Equity Fund      SDIII-B Focus Holdings, L.P
VIII-A, LP
Summit Partners Growth Equity Fund      SV VI-B Aurora Holdings LP
VIII-B, LP
Summit Partners Venture Capital Fund    SPPE VII-B Aurora Holdings, L.P.
III-A, LP
Summit Partners Venture Capital Fund    SV VI-B LiteCure, L.P.
III-B, LP
Summit Investors, L.P.                  SD III-B Nomacorc Holdings L.P.
Summit Investors II, L.P.               SP PE VII-B Nomacorc Holdings LP
Summit Investors III, L.P.              SD III-B TUI Holdings LP
Summit Investors (SAF) IV, L.P.         SPPE VII-B TUI Holdings LP
Summit Investors VI, L.P.               SP PE VII-B AFCV Holdings LP
Summit Investors I, LLC                 SP VC II-B TMFS Holdings, LP
Summit Investors I (UK), L.P.           SPPE VII-B SUN Holdings, LP
Summit Incentive Plan, L.P.             SP PE VII-B VIP Holdings, L.P.
Summit Incentive Plan II, L.P.          SP PE VII-B Heald Holdings, L.P.
S-K Investment Corp                     SD III-B Heald Holdings, L.P.
Summit Partners Blocker, Inc.           SD III-B Salient Holdings, L.P.
Stamps, Woodsum & Co.                   SP PE VII-B Salient Holdings, L.P.
Stamps, Woodsum & Co. II                SPVC II-B Winshuttle Holdings, LP
Stamps, Woodsum & Co. III               SPVC II-B My Dentist Holdings, LP
Stamps, Woodsum &Co. IV                 SPVC II-B Hiperos Holdings LP
Summit Partners II, L.P.                SPVC II-B Clearwater Analytics
                                        Holdings LP
Summit Partners III, L.P.               SP SD IV-B Announce Holdings, LP
Summit Partners IV, L.P.                SPSD IV-B Access Holdings, LP
Summit Partners V, L.P.                 SPPE VII-B Access Holdings, LP
Summit Partners LLC                     Summit Partners Sarl
Summit Partners SD, L.P.                Summit Partners Holding GmBh
Summit Partners SD II, LLC              Summit Partners II Sarl
Summit Partners SD III, L.P.            Summit Beteiligungs GmbH
Summit Partners SD III, LLC             Summit Verwaltings GMBH
Summit Partners VI (GP), L.P.           Summit GmbH & Co. Beteiligungs KG
Summit Partners VI (GP), LLC            Summit Parners III Sarl
Summit Partners VC II LP                IGEFI Holdings, LP
Summit Partners VC II LLC               IGEFI Licensing Sarl
Summit Partner PE VII LP                IGEFI France Sarl
Summit Partner PE VII LLC               Finch Software Ltd
Summit Partners SD IV, LP               Finch Software India PVT Ltd.
Summit Partners SD IV, LLC              IGEFI Deutschland GmbH
Summit Partners Europe, LP              IGEFI U.K. Limited
Summit Partners Europe, Ltd.            IGEFI US LLC
Summit Investors Management, LLC        Summit Partners V Sarl
SV International                        Summit Partners VI-A Sarl
Summit Accelerator Partners, LLC        Summit Partners VI-B Sarl
Summit Accelerator Management, LLC      Summit Partners VI-A France
SWC Holdings Co.                        Summit Partners VI-B France
Summit Retained Earnings LP             Summit Partners VII-A Sarl
Summit Partners FF Corp                 Summit Partners VII-B Sarl
S-K Investment Corp                     Summit Partners VIII Sarl
Summit Partners Blocker, Inc.           Summit Partners TLK-A Sarl
Summit Partners Holdings, L.P.          Summit Partners TLK-B Sarl
Summit Partners Growth Equity VIII LLC  Summit Partners FMT Sarl
Summit Partners Growth Equity VIII LP   Summit Partners WRI Sarl
Summit Partners Venture Capital Fund    Summit Partners OGN LUXCO SCA
III, LLC
Summit Partners Venture Capital Fund    Ogone SPRL(fka Ogone SA)
III, LP
Summit Investment Holdings Trust        Ogone SAS
Summit Investors Holdings Trust         Ogone BV
Summit Investment Holdings Trust II     Ogone GmbH (Germany)
Shearson Summit Partners Management LP  Ogone GmbH (Austria)
HKL I Partners                          Ogone GmbH (SW)
HKL I, LLC                              Ogone Limited
Summit/Meditech LLC                     Summit Partners India Holdco
Summit/CAM Holdings, LLC                Summit Partners JMB S.a.r.l
Summit/Sun Holdings LLC                 Summit Partners WRI S.a.r.l
Summit LogistiCare LLC                  Summit Partners SFB S.a.r.l
Summit GCA Holdings LLC                 Summit Partners DDN S.a.r.l
Summit Accelerator Management, LP       Summit Partners VP- A, S.a r.l.
Summit Accelerator Partners, LP         Summit Partners VP- B, S.a r.l.
Summit Partners, L.P.                   Summit Partners VI A SAS (French-co)
Summit Master Company LLC               Summit Partners VI B SAS (French-co)
SW Management Corp                      Summit Partners WT- A, S.a r.l.
Summit UK Advisory LLC                  Summit Partners WT-B, S.a r.l.
Summit Partners, LP Savings and         Summit Partners FMT, S.a r.l.
Investment Plan
Summit Partners, LP Profit Sharing      Summit Partners TLK-A, S.a r.l.
Plan and Trust
Mt. Everest Fund, L.P.                  Summit Partners TLK-B, S.a r.l.
Mt. Everest QP Fund, L.P.               Summit Partners OGN (LUXCO) SCA
Greenberg-Summit Management , LLC       Summit Partners India Private
                                        Investments I
Greenberg- Summit Partners, LLC         Summit Partners India Holdco Investors
SD II Bennington Blocker Corp           Summit Partners India Holdco, LP
SV VI-B Bennington Blocker Corp         Summit Partners India Venture Capital
                                        Investments
SD II Eyeglass Blocker Corp             Summit Partners AVT Cooperatief U.A
SV VI -B Eyeglass Preferred Blocker     Summit Partners AVT, LLC
SV VI -B Eyeglass Common Blocker        Sumpro Investment Advisory PVT LTD
SV VI-B Commnet Common Blocker Corp.    Lovett-Woodsum 1998 CGC TR
SV VI-B Commnet Preferred Blocker Corp. Stamps 1998 CGC Trust
SV VI B Tippmann Preferred Blocker      ABC Funding, LLC
Corp.
SV VI B Tippmann Common Blocker Corp.   SPPE VII-A CDIH Holdings, Inc
SD III-B Tippmann Blocker Corp          SPPE VII-B CDIH Holdings, Inc
SV VI-B Tivoli Blocker Corp.            SV VI-A CDIH Holdings, Inc
SD III-B Tivoli Blocker Corp.           SV VI-B CDIH Holdings, Inc
SV VI-B CAM Blocker Corp                SV VI Affiliates CDIH Holdings, Inc
Summit Ventures VI-B HCP Blocker Corp   Summit Partners Credit GP LP
SV VI-B CD Blocker Corp.                Summit Partners Credit Advisors LP
SPPE VII-B CD Blocker Corp.             Summit Partners Credit GP LLC
Sparta Holding Corporation              Summit Partners Credit Offshore Fund,
                                        LP
SV VI-B Focus Blocker Corp              Summit Partners Credit Fund, LP
SDIII-B Focus Blocker Corp              Summit Partners Credit Offshore
                                        Intermediate Fund, L.P.
SV VI-B Aurora Blocker Corp.            Summit Partners Credit Master, LP
SPPE VII-B Aurora Blocker Corp.         BigPoint Manager SARL
SPVCII-B Anesthetix Blocker Corp        BigPoint Manager Investments SCA
SV VI-B LiteCure Blocker Corp.          BigPoint Distribuicao De Entretenimento
                                        Online Ltda
SPPE VII-B Champion Blocker Corp        Bigpoint International Holdco Ltd
SD III-B Nomacorc Blocker Corp          Bigpoint International Services Ltd
SPPE VII-B Nomacorc Blocker Corp        SPPE VII-B CRG Blocker Corp
SPVCII-B LiveOffice Blocker Corp        SPSD IV-B SSEC Blocker Corp
SPPE VII-B SUN Blocker Corp             SP SD IV-B Zenith Blocker Corp
SPPE VII-B SSEC Blocker Corp            SPSD IV-B SSEC Holdings, LP
SP PE VII-B Zenith Blocker Corp         SP PE VII-B Zenith Holdings, L.P
SP VC II-B WMS Blocker Corp             SPPE VII-B CRG Holdings, L.P
SPPE VII-B SSEC Holdings, LP            Bigpoint Midco GMBH
SP SD IV-B Zenith Holdings, L.P         HSYSTEMS ACQUISITION TWO INC
SP VC II-B WMS Holdings, L.P            HSYSTEMS TOP HOLDINGS INC
Bigpoint Investments GMBH               HSYSTEMS HOLDINGS LLC
HSYSTEMS ACQUISITION ONE INC            Summit Partners Credit Fund A-1 GP LLC
HSYSTEMS HOLDINGS INC                   SPSD IV-B Progressive Blocker Corp
Summit Partners Credit Fund A-1 LP      SPVC II-B Efreightsolutions I Blocker
                                        Corp
Summit Partners Credit A-1 GP LP        SP GE VIII-B Access Blocker Corp
SP GE VIII-B Progressive Blocker Corp   SPVC II-B Efreightsolutions Holdings LLC
SPVC II-B Efreightsolutions II Blocker  Summit Credit Funding LLC
Corp
SPSD IV-B Progressive Holdings, LP      Summit Whistler Funding Inc.
SP GE VIII-B Access Holdings, L.P.      SPVC III-B COMS Interactive Holdings,
                                        L.P
Summit Whistler Funding II LLC          SP GE VIII-B CITYMD Holdings, LP
SP SD IV-B RC Holdings, LP              SV VI-B QSF Holdings, LP
SPPE VII-B QSF Holdings, LP             SPSD IV-B Parts Town Holdings LP
SPPE VII-B QSF Holdings, LP             SP GE VIII-B Bluepearl Holdings LP
SPGE VIII-B Parts Town Holdings, LP     SP GE VIII-B RC Blocker Corp
SP SD IV-B Fronton Holdings LP          SPVC III-B COMS Interactive Blocker
                                        Corp.
SPVC III-B Heart to Heart Blocker Corp  SPPE VII-B QSF Holdings Blocker Corp
SPSD IV-B RC Blocker Corp               SPGE VIII-B Parts Town Blocker Corp
SP GE VIII-B CITYMD Blocker Corp        SP SD IV-B Fronton Blocker Corp
SV VI-B QSF Holdings Blocker Corp       Summit Partners Credit II LLC
SPSD IV-B Parts Town Blocker Corp       Summit Partners Credit II (UK), LP
SP GE VIII-B Bluepearl Blocker Corp     Summit Partners Credit Offshore Fund II,
                                        LP
Summit Partners Credit Fund II, LP      Summit Partners Credit Fund A-2 LP
Summit Partners Credit Offshore         Summit Partners Credit Fund B-2, LP
Intermediate Fund II, LP
Summit Partners Credit A-2 LLC          Summit RKT VII-B Cayman Ltd
Summit Partners Credit A-2 LP           Summit Partners 360 Sarl FKA Summit
                                        Partners IX Sarl
Summit Partners Credit B-2, LP          Fronton Holdings, LLC
Summit RKT VII-B, LP                    Butler Merger Sub II Inc
Summit Partners 360 Cayman LP           Summit Partners Entrepreneur
Summit-Trio, LLC                        Butler Merge Sub I Inc
Fronton Investor Holdings, LLC          Summit Partners, LLP
Butler Holdco II Inc                    Summit Partners Entrepreneur Advisors
                                        Fund I, L.P.
Butler Holdco Inc                       Summit Partners Growth Equity Fund
                                        IX-B, L.P.
Butler Group Holdings Inc               Summit Partners Venture Capital Fund
                                        IV-B, LP
Summit Partners Entrepreneur Advisors   Summit Investors GE IX/VC IV, LLC
GP, LLC
Summit Partners Growth Equity Fund      Summit Partners GE IX LLC
IX-A, L.P.
Summit Partners Venture Capital Fund    Summit Partners VC IV LLC
IV-A, LP
Summit Investors GE IX/VC IV (UK),      Summit Partners Alydar GP LP
L.P.
Summit Partners GE IX LP                Summit Partners Public Asset Management
                                        LLC
Summit Partners VC IV LP                SP COF I Theorem Blocker Corp
Summit Partners Alydar GP LLC           SPVC III-B AH Blocker Corp
Summit Partners Alydar Holdings, LP     SPVC III-B AH Holdings LP
SP GE VIII-B GD RV Blocker Corp         Summit Partners Relex SARL
SP SD III-A TUI Holdings Corp           Summit Partners Europe Growth Equity
                                        Fund II, SCSp
SP GE VIII-B GD RV Holdings LP          Summit Partners Europe Growth Equity
                                        Fund III, SCSp
Masternaut Luxembourg Holdings Sarl     Summit Partners Europe Growth Equity
                                        Investors III, SCSp
Summit Partners Growth Equity Fund      Summit Partners Venture Capital Fund
X-A, L.P.                               V-A, L.P.
Summit Partners Growth Equity Fund      Summit Partners Venture Capital Fund
X-B, L.P.                               V-B, L.P.
Summit Partners Growth Equity Fund      Summit Partners Venture Capital
X-C, L.P.                               Investors V, L.P.
Summit Investors X, LLC                 Summit Partners VC V, L.P.
Summit Investors X (UK), L.P.           Summit Partners VC V, LLC
Summit Partners GE X, L.P.              Summit Investors Credit II, LLC
Summit Partners GE X, LLC               Summit Partners Entrpreneurs/Advisors
Summit Partners Europe II, L.P.         Summit Partners Co-Invest Ironman L.P.
Summit Partners Entrepreneur Advisors   Summit Partners Co-Invest QuickSilver
Fund II LP                              L.P.
Summit Partners Growth Equity Fund      Summit Partners Co-Invest GP, Ltd.
VIII-B AIV, LP
Summit Partners Growth Equity Fund      Summit Co-Invest Giants, L.P.
VIII-A AIV, LP
Summit Partners Growth Equity Fund      Summit Partners Co-Invest Giants-B, L.P.
IX-A, AIV L.P.
Summit Partners Growth Equity Fund      Summit Partners Co-Invest Giants-BDE,
IX-B, AIV L.P.                          L.P.
Summit Partners Europe II SPV-A LP      Summit Partners Co-Invest Lions GP LLC
Summit Partners Europe II SPV-B LP      Summit Partners Co-Invest Lions-B, L.P.
Summit Partners Entrepreneur Advisors   Summit Partners Co-Invest Lions, L.P.
Fund III LP
Summit Partners Subordinated Debt       Summit Partners Co-Invest Indigo, L.P.
Fund V-B, L.P.
Summit Partners Subordinated Debt       Summit Partners Co-Invest Indigo GP, LLC
Fund V-A, L.P.
Summit Partners Europe III              Summit Partners Co-Invest Kiwi L.P.
Intermediate, SCSp
Summit Partners Europe III SPV, SCSp    Summit Partners Co-Invest Kiwi, GP LLC
Summit Partners Reinvestment Fund, L.P. Summit Partners Co-Invest Sumo, L.P.
Summit Partners Reinvestment Fund AIV,  Summit Partners Co-Invest Sumo GP, LLC
L.P.
Summit Partners RF, L.P.                Summit Alydar, L.P.
Summit Partners Entrepreneur Advisors   Summit Partners Concentrated Growth L/S
GP II LLC                               Fund Limited
Summit Partners GE VIII AIV, LP         Summit Partners Concentrated Growth L/S
                                        Fund LP
Summit Partners GE VIII AIV, Ltd        Summit Partners Concentrated Growth
                                        L/S QP Fund LP
Summit Partners GE IX AIV LP            Summit Partners Sustainable Opportunites
                                        L/S Fund Limited
Summit Partners GE IX AIV Ltd.          Summit Partners Sustainable Opportunites
                                        L/S QP Fund LP
Summit Partners Europe II Ltd.          Summit Partners Sustainable
                                        Opportunities L/S Fund LP
Summit Partners Europe II SPV Ltd.      Summit Partners Concentrated Growth L/S
                                        Master Fund, L.P.
Summit Partners Entrepreneur Advisors   Summit Partners Concentrated Growth
Fund III GP LLC                         L/S QP Fund
Summit Partners SD V LLC                Summit Partners Technology LS QP
Summit Partners SD V LP                 Summit Partners Technology L/S Mater
                                        Fund, L.P.
Summit Partners RF, LLC                 Summit Partners Technology L/S Fund
                                        Limited.
Summit Partners (UK) Advisory Ltd.      Summit Partners CG K2 QP Fund, LP
SP PE VII-B Announce Blocker LLC        Summit Partners CG Olympus QP Fund, L.P.
SP VC II-B TMFS Blocker Corp            SPVC III-B Tsheets Holdings LP
SP PE VII-B VIP Blocker Corp            SPVC III-B Medop Holdings LP
SD III-B Heald Holdings Corp            SP GE VIII-B HCA Holdings LP
SP PE VII-B Heald Holdings Corp         SP GE VIII-B MPAS Holdings LP
SD III-B Salient Blocker Corp           SP GE VIII-B Pharm Holdings LP
SP PE VII-B Salient Blocker Corp        SD IV/Co-Invs Pharm Blocker Corp
SP SD IV-B Salient Blocker Corp         SP GE VIII-B Thrive Holdings LP
SPVC II-B Winshuttle Blocker Corp       SP GE VIII-B HealthSun Holdings LP
SPVC II-B My Dentist Blocker Corp       SP GE IX-B AIV Elevate Holdings LP
SV VI-B HCP Blocker Corp                SP GE-VIII-B AIV Elevate Holdings LP
SPVC II-B Clearwater Analytics Blocker  SPVC IV-B CCG Holdings LP
Corp
SPVC II-B Hiperos Blocker Corp          SP GE IX-B MRIOA Holdings L.P.
SP SD IV-B Announce Blocker LLC         SPVC IV-B Ninja Holdings LP
SP SD IV-B Access Blocker Corp          SP GE IX-B FH HOLDINGS LP
SPPE VII-B Access Blocker Corp          SP GE IX-B PGIS Holdings L.P.
SP PE VII-A TUI HOLDINGS CORP           SP GE IX-B VSHP Holdings, L.P.
SPVC III-B Tsheets Blocker Corp         SP SD V-B VSHP Holdings, L.P.
SPVC III-B Medop Blocker Corp           SP GE IX-B PA Holdings, L.P.
SP COF II Natchez Blocker Corp          SP GE IX-B Snap Holdings, L.P.
SP GE VIII-B HCA Blocker Corp           SP GE ICH A-1 Shared Blocker, L.P.
SP GE VIII-B MPAS Blocker Corp          SP GE IX-B ICH Holdings, L.P.
SP GE VIII-B Pharm Blocker Corp         SP GE X-B ICH A-1 Blocker, L.P.
SP GE VIII-B Thrive Blocker Corp        SP GE X-B ICH Holdings, L.P.
SPGE IX-B HealthSun Blocker Corp        SPGE X-B Lions Holdings, L.P.
SPGE VIII-B HealthSun Blocker Corp      Summit Partners Credit II, LP
SPGE IX-B Thrive Blocker Corp           Summit Partners Credit B-2, LP
SPGE VIII-B Elevate Blocker Corp        Summit Partners Credit III LLC
(NOW MH BLOCKER 2 CORP)
SPGE VIII-A Elevate Blocker Corp        Summit Partners Credit III LP
(NOW MH BLOCKER 1 CORP)
SPGE IX-B Elevate Blocker Corp          Summit Partner Credit Fund III LP
(NOW MH BLOCKER 3 CORP)
SPGE IX-B AIV Elevate Blocker Ltd       Summit Partners Credit Offshore Fund
                                        III, L.P.
SPGE VIII-B AIV Elevate Blocker Ltd     Summit Partners Credit Offshore
                                        Intermediate Fund III, L.P.
SP COF II White Stallion Blocker Corp   Summit Investors Credit III LLC
SPVC IV-B CCG Blocker Corp              ABC Georgia LLC
SPGE IX-B Harvey Blocker Corp           Silverton Intermediate Holdings, Inc.
SPGE IX-B MT Blocker Corp               Silverton Merger Sub Inc
SP GE IX-B JS Blocker Corp              Silverton Group Holdings, LLC
SP VC IV-B JS Blocker Corp              Silverton Holdings, Inc.
SP COF II FFE Blocker Corp              Summit Partners Credit IV Offshore
                                        Feeder-B, L.P.
SP COF II UFC Blocker Corp              Summit Partners Credit IV, LLC
SP GE IX-B MRIOA Blocker Corp           Summit Partners Credit IV, L.P.
SP COF II SGD BLOCKER CORP              Summit Partners PWS Sarl
SPVC IV-B Ninja Blocker Corp            First Midco Ltd
SP COF II Lago Blocker Corp             IVH Lux Holdings 1 SARL
SP GE IX-B FH BLOCKER CORP              Summit Partners SGN Sarl
SP SD V-B FH BLOCKER CORP               Summit Partners SMP Sarl
SP GE IX-B PGIS Blocker Corp            Summit Partners SPT Sarl
SP COF III SNR Blocker Corp             Summit Partners SZN Sarl
SP COF II SNR Blocker Corp              Summit Partners (GGV) Sarl
SP GE IX-B VSHP Blocker Corp            Summit Partners (GGV o/s) Sarl
SP SD V-B VSHP Blocker Corp             Summit Partners Europe CLYP Sarl
SP COF II ASC Blocker Corp              Summit Partners GE VIII-B CLYP Sarl
SP COF II IE Blocker Corp               Summit Partners GE VIII/Co-Inv CLYP Sarl
SP COF III IE Blocker Corp              Calypso Group Lux SCA
SP GE IX-B PA Blocker Corp              Calypso Lux GP Sarl
SP SD V-B PA Blocker Corp               Calypso Manco Sarl
SP GE X-B Snap Blocker Corp             Summit Partners Europe II SARL
SP GE IX-B Snap Blocker Corp            Elevate Holdings GP Limited
SPGE ICH A-1 Shared Blocker Corp        Summit Partners GGV Limited
SP CF III GF Onshore Blocker LLC        Summit Partners GGV L.P.
SP COF III ILS Blocker Corp             Wolverine TopCo Inc.
SP COF II AM Blocker Corp               Summit Partners SNC-B Sarl
SP GE Elevate Blocker Holdco, L.P.      Summit Partners Europe II Master Sarl
SP COF II SE Blocker Corp               Summit Partners RPS Sarl
SP COF III KD Blocker Corp              Summit Partners OPAL Sarl
SP COF II PP Blocker Corp               SP Opal SRL
SP COF III PP Blocker Corp              SP Europe III, Sarl
SP COF III SE Blocker Corp              Summit Partners Europe III , Sarl
SPGE X-B Lions Blocker LLC              VCL SP Sarl
SP SS Blocker Parent LLC                Lions South Florida Holdings, LLC
SP SS Blocker Purchaser LLC             Lions South Florida Holdings, LLC
New Excelerate, L.P.

      In WITNESS WHEREOF, this Power of Attorney has been signed as of the 18th day of August, 2008.

/s/ Christopher J. Dean
-----------------------

      In WITNESS WHEREOF, this Power of Attorney has been signed as of the 18th day of August, 2008.

/s/ Matthew G. Hamilton
-----------------------